UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Skyworks Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-05560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5260 California Avenue
Irvine, CA 92617

(Address of principal executive office) (Zip Code)

(949) 231-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.25 per share	SWKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 27, 2025, Skyworks Solutions, Inc. (the “Company”) entered into an Agreement and Plan of Merger, as amended, supplemented, amended and restated, restated or otherwise modified from time to time, (the “Merger Agreement”), by and among the Company, Qorvo, Inc., a Delaware corporation (“Qorvo”), Comet Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), and Comet Acquisition II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, (i) Merger Sub I will be merged with and into Qorvo (the “First Merger”), with Qorvo surviving the First Merger, and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, Qorvo will be merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II as the surviving entity in the Second Merger and a wholly owned subsidiary of the Company. This Form 8-K is being filed in connection with certain transactions related to the Mergers.

Item 9.01 Financial Statements and Exhibits.

Unaudited Pro Forma Financial Information

(a) Financial Statements of Business Acquired.

The unaudited consolidated financial statements of Qorvo as of June 27, 2026 and June 28, 2025 and for the three-month period ended June 27, 2026 are attached hereto as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of the Company, including the unaudited pro forma condensed combined balance sheet as of July 3, 2026 and the unaudited pro forma condensed combined statements of operations for the nine-month period ended July 3, 2026, which give effect to the Mergers on the basis described therein, are included in Exhibit 99.2 and incorporated into this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	The unaudited consolidated financial statements of Qorvo as of June 27, 2026 and June 28, 2025 and for the three-month period ended June 27, 2026.

99.2	The unaudited pro forma condensed combined balance sheet of the Company as of July 3, 2026 and the unaudited pro forma condensed combined statements of operations for the nine-month period ended July 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements, including statements about the Mergers, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the “safe harbor” created by those sections. Any statements that are not statements of historical fact should be considered to be forward-looking statements. These forward-looking statements include information relating to future events, prospects, expectations and results of Skyworks (e.g., certain projections and business trends, including with respect to future sales and revenue, as well as plans for dividend payments). Words such as “anticipates”, “believes”, “continue”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “potential”, “predicts”, “projects”, “seek”, “should”, “targets”, “will”, “would”, and similar expressions or variations or negatives of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report. Additionally, statements concerning future matters such as our expectations and statements regarding the transaction with Qorvo, the possible impacts of geopolitical conflicts, tariffs, export controls, inflation, recession, and global health crises, as well as the development of new products, enhancements of technologies, sales levels, expense levels, the benefits of acquisitions we have made or may make in the future, and other statements regarding matters that are not historical are forward-looking statements. Although forward-looking statements in this report reflect the good faith judgment of the Company’s management as of the date the statement is first made, such statements can only be based on facts and factors then known and understood by the Company. Consequently, forward-looking statements involve inherent risks and uncertainties, and actual results and outcomes may differ materially and adversely from the results and outcomes discussed in or anticipated by the forward-looking statements. A number of important factors could cause actual results to differ materially and adversely from those in the forward-looking statements. You should consider the risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the year ended October 3, 2025, under the heading “Risk Factors” and in the other documents filed by the Company with the SEC in evaluating the Company’s forward-looking statements. The Company has no plans, and undertakes no obligation, to revise or update its forward-looking statements to reflect any event or circumstance that may arise after the date of this report. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made.

Important Information About the Mergers and Where to Find It

In connection with the Mergers, the Company has filed with the SEC a registration statement on Form S-4, which includes a proxy statement of Qorvo that also constitutes a prospectus for the shares of Company common stock to be offered in the Mergers (collectively, the “Mergers Registration Statement and Proxy Statement/Prospectus”). Each of the Company and Qorvo may also file other relevant documents with the SEC regarding the Mergers. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or Qorvo may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE MERGERS REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, QORVO, THE MERGERS AND RELATED MATTERS. Investors and security holders can obtain free copies of the Mergers Registration Statement and Proxy Statement/Prospectus and other documents containing important information about the Company, Qorvo and the Mergers filed with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://www.skyworksinc.com/investors or upon written request to the Company at investor.relations@skyworksinc.com. The documents filed by Qorvo with the SEC also may be obtained free of charge at Qorvo’s website at https://ir.qorvo.com/ or upon written request to Qorvo at investor-relations@qorvo.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August  3, 2026

Skyworks Solutions, Inc.

By:	/s/ Philip Carter
	Name:	Philip Carter
	Title:	Senior Vice President and Chief Financial Officer